VANGUARD
OHIO TAX-FREE
FUND

Annual Report - November 30, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

      We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

      But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                                                     [PHOTO]
John C. Boyle                                               John J. Brennan
Chairman                                                          President

CONTENTS

    A MESSAGE TO OUR SHAREHOLDERS ......................................  1
    THE MARKETS IN PERSPECTIVE .........................................  4
    REPORT FROM THE ADVISER ............................................  6
    PERFORMANCE SUMMARIES ..............................................  8
    PORTFOLIO PROFILES ................................................. 10
    FINANCIAL STATEMENTS ............................................... 13
    REPORT OF INDEPENDENT ACCOUNTANTS .................................. 24


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

During the twelve months ended November 30, Vanguard Ohio Tax-Free Fund's 1997 fiscal year, the prices of tax-exempt bonds eased upward, reflecting a slight decline in long-term interest rates in the face of continued mild inflation. Short-term interest rates, on the other hand, moved slightly higher.

       In this environment, the +3.5% return of our Money Market Portfolio and the +6.3% return of our Insured Long-Term Portfolio exceeded the results of their peers. The table at right presents each Portfolio's twelve-month return, as well as its income and capital components.

       The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.67 per share on November 30, 1996, to $11.72 per share on November 30, 1997, adjusted for dividends totaling $0.598 per share from net investment income and distributions totaling $0.060 from net realized capital gains. The Money Market Portfolio's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Portfolio's yield stood at 4.70%, the Money Market Portfolio's yield at 3.60%.

-----------------------------------------------------------------
                                  COMPONENTS OF TOTAL RETURNS
                             FISCAL YEAR ENDED NOVEMBER 30, 1997
                             ------------------------------------
PORTFOLIO                    INCOME         CAPITAL        TOTAL
-----------------------------------------------------------------
Money Market                  +3.5%            0.0%       +3.5%
Insured Long-Term             +5.4            +0.9        +6.3
-----------------------------------------------------------------

FISCAL 1997 PERFORMANCE OVERVIEW

Steady economic growth teamed with low inflation to create a near-perfect environment for investors over the past twelve months. Interest rates began the period heading higher, a climb that was punctuated in March when the Federal Reserve Board raised its target for short-term rates by 25 basis points. However, that small increase was the only Fed action of the year. After peaking in mid-April, the yield on the benchmark U.S. Treasury long-term bond headed down to end the twelve months at 6.05%, more than one full percentage point below its apex of 7.17% on April 14. Yields on high-grade, long-term municipal bonds ended the period at 5.36%, down from 5.66% at the end of November 1996. Yields on top-grade short-term (MIG-1) notes rose on balance to 3.80% from 3.55% a year earlier.

       While the economic environment was kind to bonds, it truly worked wonders for equities. Low inflation, continued strong growth in corporate earnings, and a record level of consumer confidence combined to drive stocks upward. Despite a severe shock in late October, the Standard & Poor's 500 Composite Stock Price Index posted a return of +28.5% for the fiscal year ended November 30.

       This year's generally placid interest-rate environment marked the second straight year of relative tranquillity in the bond market. However, we need not look far back for evidence that calm is by no means a constant in the bond market. During fiscal 1995, bond prices soared as interest rates fell sharply. Just the opposite was true during 1994 when the bond market suffered one of its worst years ever. For bond fund investors, the important lesson is that fluctuations in bond (and bond fund) prices, which can have a significant impact on bond fund returns from year to year, tend to wash away over longer periods, leaving the rate of interest income--the coupon--as the dominant source of long-term returns.

       The +6.3% annual total return for the Ohio Insured Long-Term Portfolio was a hair ahead of the +6.2% annual return for the average Ohio municipal bond fund, but fell behind the +7.2% return of the Lehman Brothers Municipal Bond Index. This "all-state" Index is a tough standard for any single state tax-free fund, existing, as it does, outside the real world of operating expenses and transaction costs. Our total return received a slight boost from the price increase engendered by the decrease in interest rates, but the lion's share of our return during the twelve months came from interest income. Our Money Market Portfolio's +3.5% return, all of which came from interest income, outpaced the +3.2% return of its average peer.

THE MUNICIPAL BOND TAX ADVANTAGE

For Ohio residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these advantages, investors in the Ohio Insured Long-Term Portfolio who are taxed at the highest combined federal-state marginal tax rate can earn 59% more after-tax income than they could in a comparable long-term taxable bond fund. For similarly situated investors in our Money Market Portfolio, the yield of MIG-1 notes at the end of the fiscal year was 31% higher than the after-tax yield of three-month U.S. Treasury bills. Put another way, a yield of 5.4% on a tax-exempt long-term portfolio would be the equivalent of a 9.6% taxable yield to Ohio taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.8%, the taxable equivalent would be 6.8%. These advantages are truly remarkable, as reflected in the table above, which generally compares the annual net income earned on tax-exempt and taxable securities as of November 30, 1997, assuming a $100,000 investment.

       We emphasize that these examples ignore two important differences in credit quality between state-specific municipal bond funds and U.S. Treasury bond funds: (1) Treasuries are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating assets in securities from a particular economic region.

       For our Insured Long-Term Portfolio, the added credit risk is substantially mitigated by private insurance, which, in effect, guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold.

       Because portfolio insurance is generally not available for short-term securities, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. This Group carefully scrutinizes the credit quality of our holdings and has earned Moody's Investors Service's highest quality rating (or the equivalent) for shorter-term securities. That said, we point out that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.


---------------------------------------------------------------------
                                       ILLUSTRATION OF INCOME ON A
                                    HYPOTHETICAL $100,000 INVESTMENT
                                    ---------------------------------
                                       SHORT-TERM        LONG-TERM
---------------------------------------------------------------------
Taxable gross income                    $ 5,200          $ 6,100
Less taxes (43.8%)                       (2,300)          (2,700)
Net after-tax income                      2,900            3,400
---------------------------------------------------------------------
Tax-exempt income                       $ 3,800          $ 5,400
---------------------------------------------------------------------
Tax-exempt income advantage             $   900          $ 2,000
---------------------------------------------------------------------
Percentage advantage                        31%              59%
---------------------------------------------------------------------

The illustration assumes current yields (as of November 30, 1997) of 6.1% for long-term U.S. Treasury bonds, 5.2% for U.S. Treasury bills, 5.4% for long-term municipals, and 3.8% for short-term municipals. The tax adjustment assumes a typical itemized return based on a federal tax rate of 39.6% and the top state tax rate of 7.0%; local taxes are not considered. The illustration is not intended to represent future results.

LONG-TERM PERFORMANCE OVERVIEW

The table at right compares the performance of our Portfolios with those of their average peer mutual funds over the seven-and-a-half years since the Fund's inception. It also illustrates our performance edge over our competitors--a difference we call the "Vanguard Advantage."

       Our expense-ratio advantage over our typical competitor plays a key role in our performance advantage. Our Portfolios maintain expense ratios (annual expenses as a percentage of average net assets) of about 0.20%, compared with the 1.04% charged by the average competitive long-term state tax-free fund, and 0.60% for the average state tax-free money market fund. This cost savings, which flows directly to our shareholders, has been available year after year, and we expect it to continue to aid us in our goal of providing returns that exceed those of our competitive norms. Vanguard Fixed Income Group plays a key role too, managing the portfolio ably and maintaining a level of investment quality that we believe is without peer in the industry.

       Over the past several years--indeed, on balance for more than 15 years--bond investors have benefited from returns that have been above longer-term averages. Because long-term yields are at lower levels today than for most of the recent past, it is virtually certain that returns for the next decade will not match those of the past decade.

--------------------------------------------------------------------------------
                                               TOTAL RETURNS
                                    JUNE 18, 1990, TO NOVEMBER 30, 1997
                       ---------------------------------------------------------
                             AVERAGE                     FINAL VALUE OF A
                           ANNUAL RATE             $10,000 INITIAL INVESTMENT*
                       ----------------------   --------------------------------
                                    AVERAGE                 AVERAGE
                      VANGUARD     COMPETING    VANGUARD   COMPETING  VANGUARD
PORTFOLIO             PORTFOLIO      FUND       PORTFOLIO    FUND     ADVANTAGE
--------------------------------------------------------------------------------
Money Market           +3.5%        +3.2%      $12,903     $12,690     $213
Insured Long-Term      +8.3         +7.6        18,119      17,210      909
--------------------------------------------------------------------------------

*Assuming reinvestment of all income dividends and capital gains distributions.

IN SUMMARY

Bond investors have enjoyed a long period of generally declining interest rates, while stock investors have experienced a stretch that is nothing short of remarkable. But a sensible investor understands that the financial markets are not a one-way street. Risk is an ever-present element of investing, even when the markets are providing generous rewards.

       That said, the greatest risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program of stock funds, bond funds, and reserves, one that is suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you should be prepared to "stay the course" toward your investment goals, no matter what lies ahead.

/s/ JOHN C. BOGLE                                   /s/ JOHN J. BRENNAN

John C. Bogle                                       John J. Brennan
Chairman of the Board                               President

December 17, 1997

THE MARKETS IN PERSPECTIVE
Year Ended November 30, 1997

U.S. EQUITY MARKETS

The fiscal year ended November 30 tested investors' mettle on a number of occasions, but most ended on a positive note. The increasingly global nature of investing has rarely been more in evidence than it was over the period. Turmoil in Southeast Asia raised serious questions about future growth in the region and, significantly, called into question the earnings outlook for U.S. companies with exposure there.

       Over the 12 months, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 28.5% gain. Small-cap stocks also fared well, as illustrated by the 23.4% increase of the Russell 2000 Index. These gains withstood a rocky October, when the sharp declines in Asian markets led many investors to question their expectations regarding U.S. equities. Although the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days.

       Among large-cap stocks, the financial services sector was again one of the best performers, with an increase of 34.8% in fiscal 1997. Also noteworthy was a November surge in utility stocks, which brought that sector's 12-month return up to 34.5%. Utilities, those seemingly perennial cellar-dwellers, were boosted by a drop in interest rates and by a general consensus that their valuations at last adequately reflected the risks associated with the new competitive landscape. In the final quarter of the fiscal year, utility stocks jumped 23.6%, roughly three times the return generated by the S&P 500 Index (6.7%). In sharp contrast were a number of market sectors that felt the brunt of the disarray in Asian economies and--while showing positive gains for the year--turned in negative fourth fiscal quarters. As the fiscal year ended, there were growing indications from technology and manufacturing companies that the economic distress in Southeast Asia would likely reduce their current and future earnings.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                             -----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             28.5%        31.1%        20.2%
   Russell 2000 Index                        23.4         22.7         16.8
   MSCI EAFE Index                           -0.1          6.5         11.6
--------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                7.6%        10.3%         7.6%
   Lehman 10-Year Municipal Bond Index        7.1         10.3          7.5
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                5.2          5.4          4.7
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.8%         2.6%         2.6%
--------------------------------------------------------------------------------

       While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. For the year, the Russell 2000 Index gained 23.4%. During the second six months, the Russell 2000's 13.8% essentially matched the S&P 500's 13.6%. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Bonds were overshadowed by stocks for much of the year. Investors' returns from bonds, however, were quite respectable. As the year progressed, investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. As a result, when interest rates dipped noticeably toward the fiscal year's end, they fell furthest for issues with the longest maturities. The yield on the 30-year U.S. Treasury bond closed the fiscal year at 6.05%, compared to 6.35% on November 30, 1996. Falling rates flattened the yield curve considerably: Only 0.85% separated the yield on Treasury bills from the yield on the 30-year issue, down from a spread of 1.22% at the previous fiscal year-end.

       The positive effect of the yield drop on bond prices was apparent in the 7.6% return of the Lehman Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 12.6% gain of the Lehman High Yield Bond Index. The strength of the economy, together with the lack of inflationary pressure, produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the fiscal year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 26.3% in U.S. dollar terms; the index fell 17.3% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 24.5%, including a 16.1% drop in the fourth quarter; Hong Kong, down 25%; Malaysia, down 68%; and Singapore, down 23%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries. Because the values of many of these currencies had been linked to the U.S. dollar, their fall caused it to appreciate greatly--so much so that Asian businesses soon found it difficult to purchase American-made products and to repay dollar-denominated loans. This situation raised questions about how the region's economic growth would be affected. Related worries focused on imprudent aspects of various countries' financial systems and the probability of corporate bankruptcies. In short, there was no place to hide.

       By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and recovered in November. The MSCI Europe Index posted a gain of 21.8% for the 12 months. The robust character of the European markets reflects strong corporate earnings and optimism that the European Monetary Union will provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

Long-term tax-exempt bonds enjoyed a light tailwind in the 12-month period ended November 30, 1997, the fiscal year for Vanguard Ohio Tax-Free Fund. A slight decline in bond yields raised the prices of existing bonds, augmenting returns from interest income. Yields on short-term tax-exempt securities rose slightly on balance over the year.

THE INSURED LONG-TERM PORTFOLIO

For the Insured Long-Term Portfolio, fiscal 1997 was another period of positive performance. As in the previous fiscal year, most of our return represented coupon income derived from Portfolio holdings. Because of Vanguard's characteristically low expense ratio--0.17% of average net assets in fiscal 1997--the vast majority of the gross interest collected by the Portfolio flows through to shareholders.

       During the fiscal year, yields on 30-year high-quality municipal securities fell 0.20 percentage point, from 5.45% to 5.25%. In comparison, the yield on the 30-year U.S. Treasury bond declined 0.30 percentage point, from 6.35% to 6.05%. Despite the relatively narrow difference between yields at the beginning and end of the year, the path was far from direct.

       During the first half of the year, robust expansion of the U.S. economy and steady job growth caused concern among fixed-income investors that inflation would accelerate. Yields rose, and in April the yield on the 30-year Treasury bond peaked at 7.17%. However, inflation remained in check, and investors came to welcome the economy's steady growth as sustainable without upward price pressure. This led to a rally in bond prices after midyear. Later, the bond market got an additional boost from a dramatic meltdown in Asian currency and equity markets. This instability triggered a "flight to quality" in which many investors bought U.S. Treasury securities, pushing yields even lower. (A "flight to quality" is a movement of capital to the safest investments as people seek to protect themselves from loss during an unsettling period in a market.)

       Two factors in the tax-exempt bond market have led to tightened yield differentials between bond sectors. First, the current environment of low interest rates has prompted many fixed-income investors to stretch for additional yield by purchasing low-quality securities. This additional demand has reduced the interest-rate premium that investors normally require before they will buy bonds with poorer credit quality. Second, the increased use of municipal bond insurance by issuers to boost the credit quality of their securities reduced the availability of low-investment-grade securities. Today, approximately 50% of all new municipal bond issues are insured and carry an AAA rating.

       The combination of increased demand for and diminished supply of lower-quality securities has caused a dramatic decline in the yield spreads between tax-exempt bonds of higher and lower credit quality. For example, at the beginning of fiscal 1997, an investor could receive 0.75 percentage point of additional income for purchasing the lowest-quality investment-grade municipal bond rather than the highest-quality bond. By November 30, that spread had fallen to only 0.35 percentage point. We do not expect a continued tightening of quality spreads, but we cannot predict when spreads might widen. In the meantime, shareholders in the Insured Long-Term Portfolio are getting the highest credit quality while giving up very little in incremental yield.

       Vanguard's low-cost structure proved its value during the fiscal year as investors tended to stretch further for yield and reduced their credit protection. The powerful advantage of our low expense ratio--0.17% versus 1.04% for the average long-term state tax-free fund--allows more tax-exempt investment income to flow directly to shareholders without requiring us to incur higher credit risk. Cost has been especially important in recent years, when income, not capital change, has accounted for the majority of return for fixed-income investments. Over the long-term, low expenses correlate directly with superior portfolio performance.

       In summary, we think that the current environment bodes well for tax-exempt investors. With moderate economic growth and subdued inflation, fixed-income investments offer a consistent, durable return, which provides an important anchor to windward in a diversified portfolio. In this realm, the Insured Long-Term Portfolio offers the advantages of low expenses, high credit quality, and income that is exempt from both state and federal taxes. It is a combination difficult to surpass.

THE MONEY MARKET PORTFOLIO

Yields on one-year, tax-exempt money market instruments remained essentially unchanged during the second half of the fiscal year, despite the onset of summer's busy municipal borrowing season. The benchmark one-year MIG-1 note closed the fiscal year with a yield of 3.80%, up 0.25 percentage point from the yield at the start of the period. By way of comparison, we note that the yield on one-year U.S. Treasury bills rose only 0.14 percentage point on balance over the fiscal year, finishing with a yield of 5.49%. This increase was marginal despite an increase of 0.25 percentage point in the federal funds rate engineered in March by the Federal Reserve Board's Open Market Committee. The net result of these market movements was a more favorable environment for municipal money market investors, as the ratio of one-year MIG-1 note yields to yields on one-year Treasuries rose from 66.4% at the start of the fiscal year to 69.2% at its end.

       The Money Market Portfolio is positioned neutrally as we begin the new fiscal year. This strategy affords the Portfolio maximum flexibility in the face of uncertainty, as the financial markets weigh the strength demonstrated by the U.S. economy against the potential impact of continued economic turmoil in Asia. What is certain, however, is that Vanguard Ohio Tax-Free Fund will continue to be managed conservatively with an emphasis on high quality. This will allow the consistency and durability of Vanguard's low expenses to work on behalf of our shareholders.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

December 15, 1997


INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating within stated maturity 2and stringent quality targets, can achieve a high level of current income that is exempt from federal and Ohio income taxes by investing in insured and high-quality uninsured securities issued by Ohio state, county, and municipal governments.

PERFORMANCE SUMMARY
Money Market Portfolio


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-NOVEMBER 30, 1997
----------------------------------------------------------
                 MONEY MARKET PORTFOLIO            AVERAGE
                                                    FUND*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1990           0.0%        2.6%        2.6%         2.5%
1991           0.0         4.7         4.7          4.5
1992           0.0         3.0         3.0          2.9
1993           0.0         2.4         2.4          2.2
1994           0.0         2.6         2.6          2.4
1995           0.0         3.8         3.8          3.5
1996           0.0         3.4         3.4          3.1
1997           0.0         3.5         3.5          3.2
----------------------------------------------------------

*Average Ohio Tax-Exempt Money Market Fund.

See Financial Highlights table on page 21 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: JUNE 18, 1990-NOVEMBER 30, 1997
--------------------------------------------------------

                    Money Market           Average Ohio Tax-Exempt
                     Portfolio               Money Market Fund
                    ------------           -----------------------
Jun 18, 1990            10000                      10000
    1990  08            10115                      10107
    1990  11            10259                      10246
    1991  02            10394                      10375
    1991  05            10515                      10489
    1991  08            10626                      10604
    1991  11            10736                      10709
    1992  02            10831                      10798
    1992  05            10920                      10885
    1992  08            10990                      10952
    1992  11            11061                      11017
    1993  02            11129                      11078
    1993  05            11194                      11139
    1993  08            11257                      11198
    1993  11            11324                      11254
    1994  02            11386                      11308
    1994  05            11454                      11371
    1994  08            11526                      11443
    1994  11            11616                      11520
    1995  02            11721                      11613
    1995  05            11839                      11722
    1995  08            11946                      11826
    1995  11            12056                      11921
    1996  02            12162                      12015
    1996  05            12265                      12109
    1996  08            12365                      12207
    1996  11            12468                      12294
    1997  02            12570                      12383
    1997  05            12680                      12486
    1997  08            12791                      12594
    1997  11            12903                      12690



-----------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED NOVEMBER 30, 1997
                                               ----------------------------------
                                                                          SINCE     FINAL VALUE OF A
                                               1 YEAR      5 YEARS      INCEPTION  $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------------
Money Market Portfolio                         3.49%        3.13%         3.48%            $12,903
Average Ohio Tax-Exempt Money Market Fund      3.22         2.87          3.25              12,690
-----------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                                 INCEPTION                              ---------------------------------
                                                   DATE       1 YEAR      5 YEARS       CAPITAL       INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio                           6/18/1990     3.45%       3.09%         0.00%        3.48%       3.48%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Insured Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: JUNE 18, 1990-NOVEMBER 30, 1997
----------------------------------------------------------
            INSURED LONG-TERM PORTFOLIO         LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1990        3.0%        3.0%         6.0%         4.9%
1991        2.9         6.6          9.5         10.3
1992        4.5         6.2         10.7         10.0
1993        6.3         5.7         12.0         11.1
1994      -11.2         4.9         -6.3         -5.2
1995       13.1         6.4         19.5         18.9
1996        0.3         5.4          5.7          5.9
1997        0.9         5.4          6.3          7.2
----------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 21 for dividend and capital gains information for the past five years.



CUMULATIVE PERFORMANCE: JUNE 18, 1990-NOVEMBER 30, 1997
---------------------------------------------------------------------------------------------------
                         Insured Long-Term             Average Ohio             Lehman Municipal
                            Portfolio                  Municipal Fund            Bond Index
   Jun 18, 1990              10000                          10000                  10000
        1990 08              10079                          10055                  10091
        1990 11              10604                          10449                  10487
        1991 02              10836                          10677                  10767
        1991 05              11132                          10941                  11011
        1991 08              11341                          11153                  11281
        1991 11              11611                          11404                  11563
        1992 02              11902                          11683                  11842
        1992 05              12182                          11927                  12092
        1992 08              12662                          12335                  12540
        1992 11              12853                          12485                  12722
        1993 02              13727                          13244                  13471
        1993 05              13814                          13329                  13539
        1993 08              14327                          13804                  14070
        1993 11              14400                          13933                  14132
        1994 02              14456                          13987                  14216
        1994 05              14142                          13601                  13873
        1994 08              14334                          13711                  14095
        1994 11              13495                          13026                  13394
        1995 02              14872                          14142                  14490
        1995 05              15427                          14712                  15142
        1995 08              15499                          14715                  15345
        1995 11              16119                          15444                  15926
        1996 02              16314                          15486                  16091
        1996 05              16007                          15203                  15834
        1996 08              16352                          15423                  16149
        1996 11              17045                          16199                  16862
        1997 02              17133                          16209                  16977
        1997 05              17272                          16347                  17145
        1997 08              17725                          16688                  17643
        1997 11              18119                          17210                  18072



------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED NOVEMBER 30, 1997
                                          ------------------------------------
                                                                    SINCE         FINAL VALUE OF A
                                          1 YEAR      5 YEARS      INCEPTION     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                 6.30%        7.11%        8.30%          $18,119
Average Ohio Municipal Fund                 6.24         6.63         7.56            17,210
Lehman Municipal Bond Index                 7.17         7.27         8.26            18,072
------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                                ---------------------------------
                                                   DATE         1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                      6/18/1990       8.45%       7.19%         2.49%        5.87%       8.36%
---------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997. Key elements of this Profile are defined on page 11.


FINANCIAL ATTRIBUTES
------------------------------------
Yield                           3.6%
Average Maturity             60 days
Average Quality                MIG-1
Expense Ratio                  0.19%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
MIG-1/SP-1+                                       66.0%
A-1/P-1                                            7.3
AAA/AA                                            21.2
A                                                  5.5
-------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and SP-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of November 30, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------
Number of Issues                  126
Yield                            4.7%
Yield to Maturity                4.7%
Average Coupon                   5.5%
Average Maturity            8.7 years
Average Quality                   AAA
Average Duration            6.6 years
Expense Ratio                   0.17%
Cash Reserves                    0.3%

VOLATILITY MEASURES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                 PORTFOLIO          INDEX*
----------------------------------------------------------
R-Squared                             0.96            1.00
Beta                                  1.12            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       5.4%
1-5 Years                                         14.6
5-10 Years                                        31.6
10-20 Years                                       45.8
20-30 Years                                        2.6
Over 30 Years                                      0.0
-------------------------------------------------------
Total                                            100.0%

INVESTMENT FOCUS
-------------------------------------
[GRAPH]


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               98.1%
AA                                                 1.9
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
--------------------------------------------------------
Total                                            100.0%

FINANCIAL STATEMENTS
November 30, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                 MATURITY            AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON        DATE             (000)        (000)
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.3%)
------------------------------------------------------------------------------------------------------------------------
American Muni. Power OH BAN (Bowling Green Project)                     4.10%   12/4/1998 ++        $ 3,185     $  3,185
Butler County OH BAN                                                    4.10%   3/20/1998             1,750        1,752
Butler County OH BAN                                                    4.11%   1/23/1998             1,000        1,001
Butler County OH BAN                                                    4.25%  10/22/1998             6,390        6,412
Butler County OH Transp. Improvement Rev.                               6.00%    4/1/1998 (4)         3,000        3,022
Cincinnati OH GO                                                        4.75%   12/1/1998             5,700        5,750
Cincinnati OH School Dist. TAN                                          5.00%   12/1/1998 (2)         1,880        1,902
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO         3.85%   12/3/1997            27,300       27,300
Clermont County OH Hosp. Rev. VRDO (Mercy Health System)                3.85%   12/3/1997             6,100        6,100
Columbus OH Electric System Rev. VRDO                                   3.60%    1/2/1998 LOC        14,445       14,445
Columbus OH GO VRDO                                                     3.80%   12/4/1997            10,900       10,900
Columbus OH Sewer Rev. VRDO                                             3.80%   12/4/1997             3,100        3,100
Cuyahoga County OH Hosp. Rev. Improvement VRDO
   (Cleveland Clinic Foundation)                                        3.80%   12/3/1997 LOC         4,570        4,570
Cuyahoga County OH Hosp. Rev. Improvement VRDO
   (Cleveland Clinic Foundation)                                        3.85%   12/3/1997 LOC        13,900       13,900
Dublin OH BAN                                                           4.00%   3/17/1998             8,900        8,907
Fairfield County OH BAN                                                 4.25%    9/1/1998             1,080        1,082
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)           3.90%   12/4/1997             3,800        3,800
Franklin County OH Hosp. Rev. VRDO (US Health Corp.)                    3.90%   12/4/1997 LOC        13,200       13,200
Hamilton County OH BAN (Water West III)                                 4.50%  12/31/1997             1,375        1,376
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                3.80%   12/4/1997 LOC        21,700       21,700
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                              3.85%   12/3/1997             6,700        6,700
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                              3.95%   12/3/1997             1,000        1,000
Lorain County OH Hosp. Fac. Rev. CP
   (Catholic Healthcare Partners)                                       3.90%   12/1/1997             5,000        5,000
Lorain County OH Hosp. Fac. Rev. CP
   (Catholic Healthcare Partners)                                       4.25%    9/1/1998             1,750        1,755
Lorain County OH TAN (Community College Dist.)                          6.00%   12/1/1997 (2)           610          610
Mentor OH BAN                                                           4.25%   7/23/1998             2,260        2,266


-------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                                                 COUPON        DATE             (000)         (000)
-------------------------------------------------------------------------------------------------------------------------
Montgomery County OH Rev. CP (Miami Valley Hosp.)                       3.65%  12/16/1997           $ 6,700     $  6,700
Montgomery County OH Rev. CP (Miami Valley Hosp.)                       3.70%   2/23/1998             6,800        6,800
Montgomery County OH Rev. CP (Miami Valley Hosp.)                       3.70%   2/27/1998             4,000        4,000
Montgomery County OH Rev. CP (Miami Valley Hosp.)                       3.85%   12/4/1997             3,400        3,400
Montgomery County OH Rev. VRDO (Catholic Health Initiatives)            4.00%   12/3/1998            10,000       10,000
Montgomery County OH Rev. VRDO (Sisters of Charity)                     3.90%   12/4/1997             2,400        2,400
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)        3.90%   12/2/1997 LOC         4,300        4,300
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)        4.00%   12/2/1997 LOC         3,200        3,200
Ohio Air Quality Dev. Auth. VRDO (Mead Corp.)                           3.80%   12/2/1997 LOC         5,400        5,400
Ohio Building Auth. (State Correctional Fac.)                           8.00%    2/1/1998 (Prere.)    1,000        1,027
Ohio GO (Highway Obligation)                                            4.50%   5/15/1998            11,400       11,438
Ohio Higher Educ. Fac. (Case Western Reserve)                           4.25%    7/1/1998             2,560        2,567
Ohio Higher Educ. Fac. (Case Western Reserve)                           4.25%   10/1/1998             1,000        1,003
Ohio Higher Educ. Fac.  VRDO (Mount Union College Project)              4.00%   12/4/1997 LOC         1,650        1,650
Ohio PCR VRDO (British Petroleum)                                       3.80%   12/2/1997             2,500        2,500
Ohio Public Fac. Comm. (Higher Educ.)                                   4.60%    6/1/1998             1,050        1,054
Ohio Public Fac. Comm. (Higher Educ.)                                  4.625%   12/1/1997             5,250        5,250
Ohio Public Fac. Comm. (Higher Educ.)                                   5.30%   12/1/1997 (4)           695          695
Ohio Public Fac. Comm. (Mental Health)                                  7.00%   12/1/1997             2,000        2,000
Ohio School Dist. COP TAN                                               4.47%  12/31/1997             1,000        1,001
Ohio State Univ. VRDO                                                   3.90%   12/4/1997             4,350        4,350
Ohio Turnpike Comm. Rev.                                               4.125%   2/15/1998             4,170        4,172
Ohio Water Dev. Auth.                                                   5.00%    6/1/1998             1,750        1,760
Ohio Water Dev. Auth. VRDO (Timken Co. Project)                         3.90%   12/3/1997 LOC         5,000        5,000
Rocky River OH BAN                                                     4.125%    9/4/1998             2,103        2,108
Ross County OH Hosp. Rev. VRDO
   (Medical Center Hosp. Project)                                       4.00%   12/4/1997 LOC         4,160        4,160
Shaker Heights OH BAN                                                  4.125%   7/15/1998             3,065        3,072
Sylvania OH                                                             4.09%   10/6/1998             2,695        2,700
Sylvania OH School Dist.                                                6.35%   12/1/1997 (3)         1,000        1,000
Toledo OH Special Services Assessment VRDO                              3.90%   12/4/1997 LOC        12,100       12,100
Univ. of Cincinnati OH GO BAN                                           4.04%   3/19/1998             2,000        2,002
Univ. of Cincinnati OH GO BAN                                           4.25%   3/19/1998             4,000        4,007
Upper Arlington OH BAN                                                  4.00%  12/19/1997             2,500        2,501
Upper Arlington OH Street Light Notes                                   4.00%   3/19/1998             2,300        2,302
Wooster City OH School Dist.                                            3.80%   12/1/1998 (4)++       1,090        1,090
-------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $299,444)                                                                                               299,444
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
-------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               4,023
Liabilities                                                                                                       (5,036)
                                                                                                                ---------
                                                                                                                  (1,013)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------------------------
Applicable to 298,431,660 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                      $298,431
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                                                                          $1.00
=========================================================================================================================

*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 18.

-------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                     $298,435        $1.00
Undistributed Net Investment Income                                                                       --           --
Accumulated Net Realized Losses--Note E                                                                   (4)          --
Unrealized Appreciation                                                                                   --           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                          $298,431        $1.00
=========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE      MARKET
                                                                                 MATURITY              AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON        DATE               (000)       (000)
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.7%)
-------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (92.5%)
Adams County OH School Dist. GO                                         5.55%   12/1/2009 (1)          $1,000    $ 1,059
Akron Bath & Copley OH Joint Township
   (Akron Medical Center Project)                                      5.375%    1/1/2017 (2)           3,000      3,019
Akron Bath & Copley OH Joint Township
   (Akron Medical Center Project)                                       5.50%    1/1/2008 (2)           1,000      1,045
Aurora County OH School Dist.                                           5.80%   12/1/2016 (3)           3,000      3,150
Bedford Heights OH GO                                                   5.65%   12/1/2014 (2)             500        535
Butler County OH Sewer System Rev.                                      6.25%   12/1/2012 (2)           2,925      3,163
Butler County OH Transp. Improvement Dist. Rev.                         6.00%    4/1/2011 (4)           4,000      4,357
Butler County OH Water Works                                           5.125%   12/1/2021 (2)             500        492
City of Canton OH GO                                                   5.375%   12/1/2007 (2)           1,000      1,049
City of Canton OH GO (Water Works System)                               5.75%   12/1/2010 (2)           1,000      1,068
City of Canton OH GO (Water Works System)                               5.85%   12/1/2015 (2)           1,000      1,058
Clermont County OH (Mercy Health System)                                5.40%    9/1/2005 (2)           2,500      2,647
Clermont County OH (Mercy Health System)                                5.50%    9/1/2006 (2)           2,500      2,652
Cleveland-Cuyahoga County OH Port Auth. Rev.
   (Rock & Roll Hall of Fame)                                           5.40%   12/1/2015 (2)           2,000      2,035
Cleveland OH Airport System Rev.                                        0.00%    1/1/2005 (1)           3,975      2,881
Cleveland OH Airport System Rev.                                        7.25%    1/1/2020 (1)             800        858
Cleveland OH GO                                                         5.50%    8/1/2009 (1)           4,500      4,762
Cleveland OH GO                                                        5.375%    9/1/2010 (2)           1,000      1,047
Cleveland OH GO                                                        5.375%    9/1/2012 (2)           1,000      1,042
Cleveland OH GO                                                         6.25%   10/1/2001 (1)(Prere.)   2,500      2,722
Cleveland OH Public Power System Rev.                                   5.25%  11/15/2016 (1)           9,000      9,052
Cleveland OH Public Power System Rev.                                   7.00%  11/15/2024 (1)           2,750      3,208
Cleveland OH School Dist. GO                                            0.00%   12/1/2005 (3)             700        487
Cleveland OH School Dist. GO                                            0.00%   12/1/2006 (3)             700        461
Cleveland OH School Dist. GO                                            0.00%   12/1/2007 (3)             500        312
Cleveland OH School Dist. GO                                            0.00%   12/1/2008 (3)             400        236
Cleveland OH School Dist. GO                                           5.875%   12/1/2011 (3)           1,500      1,574
Cleveland OH Water Works Rev.                                           5.50%    1/1/2013 (1)           3,125      3,282
Cleveland OH Water Works Rev.                                           5.50%    1/1/2021 (1)+          2,500      2,617
Cleveland OH Water Works Rev.                                           6.25%    1/1/2015 (2)           4,500      4,852
Columbus City OH School Dist. GO                                        7.00%   12/1/2000 (3)(Prere.)   1,750      1,924
Cuyahoga County OH Hosp. Rev. (Metro Health System)                     6.00%   2/15/1998 (1)(Prere.)   1,000      1,024
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)               5.50%   1/15/2019 (1)           7,545      7,626
Cuyahoga County OH Hosp. Rev. (Univ. Hosp. Health System)              6.875%   1/15/1999 (5)(Prere.)   1,825      1,919
Dayton OH Water System Rev.                                             6.75%   12/1/2010 (1)           1,000      1,022
Delaware OH Sewer System Rev.                                           5.95%  11/15/2012 (2)           1,500      1,573
Dublin OH School Dist. GO                                               0.00%   12/1/2005 (3)           1,220        848
Dublin OH School Dist. GO                                               0.00%   12/1/2006 (3)           1,220        804
Fairfield County OH Hosp. Rev. (Lancaster-Fairfield Hosp.)             5.375%   6/15/2015 (1)           3,000      3,098
Forest Hills OH School Dist. GO                                         6.00%   12/1/2007 (1)             750        833
Franklin County OH Convention Center Rev.                               0.00%   12/1/2007 (1)           4,355      2,717
Franklin County OH Convention Center Rev.                               7.00%   12/1/2000 (1)(Prere.)     675        742
Franklin County OH Hosp. Fac. Rev. (Riverside United Methodist)         7.25%   5/15/2000 (1)(Prere.)   2,800      3,053
Greater Cleveland OH Regional Transp. Auth.                             5.60%   12/1/2011 (3)           5,505      5,790
Hamilton County OH Rev. (Children's Hosp.)                              5.20%   5/15/2009 (1)           2,000      2,077
Hamilton County OH Sewer System Rev.                                    5.40%   12/1/2008 (3)           5,700      6,055
Hamilton County OH Sewer System Rev.                                    5.45%   12/1/2009 (3)           3,250      3,453
Hamilton OH Water System Rev.                                           6.30%  10/15/2021 (1)           2,000      2,166
Hilliard County OH School Dist. GO                                      5.75%   12/1/2019 (3)           2,000      2,085
Hilliard County OH School Dist. GO                                      6.55%   12/1/2005 (3)             500        569
Lisbon OH School Dist. GO                                               6.25%   12/1/2017 (2)           1,000      1,089
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)              5.50%    9/1/2027 (1)           2,215      2,236
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)             5.625%    9/1/2014 (1)           2,290      2,383
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)              6.00%    9/1/2006 (1)           1,500      1,652
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)              6.00%    9/1/2008 (1)           1,250      1,380
Lucas County OH GO                                                      6.95%   12/1/2000 (1)(Prere.)   2,700      2,964

------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE     MARKET
                                                                                 MATURITY              AMOUNT     VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON        DATE               (000)      (000)
------------------------------------------------------------------------------------------------------------------------
Lucas County OH Hosp. Rev. (Promedica Health Care)                      5.75%  11/15/2009 (1)          $3,000    $ 3,222
Lucas County OH Hosp. Rev. (Promedica Health Care)                      5.75%  11/15/2014 (1)           6,000      6,288
Marietta City OH School Dist.                                           5.75%   12/1/2007 (2)           1,500      1,606
Marysville OH Water System Rev.                                         7.05%   12/1/2001 (1)(Prere.)   1,250      1,390
Medina City OH School Dist. GO                                          6.20%   12/1/2018 (3)           2,100      2,277
Mount Vernon OH Sewer System Rev.                                       6.00%   12/1/2012 (2)             750        790
New Philadelphia City OH School Dist.                                   6.25%   12/1/2017 (2)           2,300      2,490
North Canton OH GO                                                      5.90%   12/1/2014 (2)           2,000      2,118
Northeast OH Regional Sewer Dist. Rev.                                  5.60%  11/15/2013 (2)           1,880      1,960
Northeast OH Regional Sewer Dist. Rev.                                  5.60%  11/15/2014 (2)           1,500      1,553
Northeast OH Regional Sewer Dist. Rev.                                  6.50%  11/15/2001 (2)(Prere.)   2,500      2,728
Oak Hills OH Local School Dist. GO                                      7.20%   12/1/2009 (1)           1,625      1,981
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                           7.10%    6/1/2018 (3)           1,000      1,079
Ohio Air Quality Dev. Auth. PCR (Ohio Edison)                           7.45%    3/1/2016 (3)             500        541
Ohio Building Auth. (Adult Correctional Fac.)                           5.50%    4/1/2016 (2)           4,965      5,071
Ohio Building Auth. (Adult Correctional Fac.)                           5.95%   10/1/2013 (1)           3,000      3,174
Ohio Building Auth. (Transp. Fac.)                                      7.00%    9/1/2007 (1)           2,270      2,471
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                           6.60%   12/1/2017 (3)           2,200      2,454
Ohio Higher Educ. Fac. Rev. (Univ. of Dayton)                           6.75%   12/1/2015 (3)           1,000      1,112
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                             5.375%   5/15/2022 (1)           3,000      2,998
Ohio Higher Educ. Fac. Rev. (Xavier Univ.)                              6.00%   5/15/2011 (1)           2,000      2,169
Ohio Public Fac. Comm. (Community Mental Health)                        4.50%   12/1/1997 (1)           2,000      2,000
Ohio Turnpike Comm. Rev.                                                5.70%   2/15/2017 (1)           1,000      1,037
Ohio Water Dev. Auth.                                                   5.50%    6/1/2011 (1)           2,300      2,409
Ohio Water Dev. Auth.                                                   5.50%   12/1/2011 (2)           1,000      1,031
Ohio Water Dev. Auth.                                                   5.50%   12/1/2014 (1)           1,595      1,639
Ohio Water Dev. Auth.                                                   5.90%   12/1/2015 (2)           3,250      3,435
Ohio Water Dev. Auth.                                                   6.00%   12/1/2007 (2)           2,000      2,216
Ohio Water Dev. Auth.                                                   7.00%   12/1/2009 (2)(ETM)      1,500      1,739
Olmsted Falls City OH School Dist. GO                                   5.85%  12/15/2017 (3)           2,000      2,095
Olmsted Falls City OH School Dist. GO                                   6.85%  12/15/2004 (3)(Prere.)     565        655
Ottowa County OH GO                                                     7.00%    9/1/2011 (2)             500        552
Pickerington OH GO                                                      5.80%   12/1/2009 (3)             500        547
Revere OH School Dist. GO                                               6.00%   12/1/2016 (2)           3,850      4,107
Reynoldsburg City OH School Dist. GO                                    0.00%   12/1/2009 (3)           1,465        812
Reynoldsburg City OH School Dist. GO                                    0.00%   12/1/2010 (3)           1,465        764
Reynoldsburg City OH School Dist. GO                                    6.55%   12/1/2002 (3)(Prere.)   3,600      4,021
Richland County OH GO                                                   5.40%   12/1/2015 (2)           1,120      1,142
Richland County OH GO                                                   6.95%   12/1/2011 (2)             450        521
Springboro Community City OH School Dist. GO                            5.25%   12/1/2016 (2)           4,000      4,022
Summit County OH GO                                                     6.90%    8/1/2002 (2)(Prere.)     175        194
Summit County OH GO                                                     6.90%    8/1/2003 (2)(Prere.)   2,425      2,728
Summit County OH GO                                                     6.90%    8/1/2012 (2)           2,650      2,913
Trumbull County OH Hosp. Rev. (Trumbull Memorial Hosp.)                 6.25%  11/15/2012 (3)           2,000      2,155
Univ. of Akron OH General Receipts                                      6.00%    1/1/2006 (2)           1,495      1,637
Wood County OH Justice Center GO                                        5.95%   12/1/2007 (2)           1,750      1,882
Woodridge OH School Dist. GO                                            6.00%   12/1/2019 (2)           1,000      1,068
Woodridge OH School Dist. GO                                            6.80%   12/1/2014 (2)           2,000      2,396
Wooster City OH School Dist. GO                                         0.00%   12/1/2009 (4)++         2,195      1,203
Wooster City OH School Dist. GO                                         0.00%   12/1/2010 (4)++         2,265      1,166
Wooster City OH School Dist. GO                                         0.00%   12/1/2011 (4)++         2,315      1,125
Wooster City OH School Dist. GO                                         6.50%   12/1/2017 (2)           2,500      2,787
OUTSIDE OHIO:
Puerto Rico Public Building Auth. Rev.                                  0.00%    7/1/2001 (3)             850        736
                                                                                                                --------
                                                                                                                 234,010
                                                                                                                --------
SECONDARY MARKET INSURED (0.8%)
Franklin OH Hosp. Rev. (Mount Carmel Health-Holy Cross
   Health System)                                                       6.75%    6/1/2019 (1)           2,000      2,199
                                                                                                                --------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE        MARKET
                                                                                 MATURITY             AMOUNT        VALUE*
                                                                       COUPON        DATE              (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
NONINSURED (6.4%)
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO         3.85%   12/3/1997           $   200       $    200
Columbus OH Electric VRDO                                               3.60%    1/2/1998 LOC         1,480          1,480
Columbus OH GO VRDO                                                     3.80%   12/4/1997             1,000          1,000
Columbus OH Sewer Rev. VRDO                                             3.80%   12/4/1997               200            200
Cuyahoga County OH Hosp. VRDO (Cleveland Clinic Foundation)             3.80%   12/3/1997 LOC           100            100
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                3.80%   12/4/1997 LOC         1,600          1,600
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)        3.90%   12/2/1997 LOC         1,700          1,700
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric Co.)        4.00%   12/2/1997 LOC         1,700          1,700
Ohio GO                                                                7.625%    8/1/2010             3,510          4,428
Ohio GO (Highway Obligation)                                            4.50%   5/15/1998             1,100          1,104
Ohio Higher Educ. Fac. Auth. Rev.                                      5.875%   12/1/1997             1,000          1,000
Ohio Higher Educ. Fac. Auth. Rev. (Case Western Reserve Univ.)          6.50%   10/1/2020               250            294
Ohio State Univ. VRDO                                                   3.90%   12/4/1997               100            100
OUTSIDE OHIO:
Puerto Rico Govt. Dev. Bank VRDO                                        3.80%   12/3/1997 LOC         1,200          1,200
                                                                                                                  --------
                                                                                                                    16,106
                                                                                                                  --------
--------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
    (COST $239,106)                                                                                                252,315
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 4,655
Liabilities                                                                                                         (3,967)
                                                                                                                  --------
                                                                                                                       688
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 21,591,752 outstanding shares of beneficial interest
   (unlimited authorization--no par value)                                                                        $253,003
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $11.72
==========================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with a value of $523,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see page 18.

--------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       AMOUNT          PER
                                                                                                        (000)        SHARE
--------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                     $240,452      $11.14
 Undistributed Net Investment Income                                                                       --          --
 Overdistributed Net Realized Gains--Note E                                                              (652)       (.03)
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                               13,209         .61
   Futures Contracts                                                                                       (6)         --
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                          $253,003      $11.72
==========================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
PCR--Pollution Control Revenue Bond.
TAN--Tax Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

++Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of November 30, 1997.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                       MONEY          INSURED
                                                       MARKET        LONG-TERM
                                                     PORTFOLIO       PORTFOLIO
                                                   -----------------------------
                                                   YEAR ENDED NOVEMBER 30, 1997
                                                   -----------------------------
                                                         (000)           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                           $10,458         $ 12,217
                                                      -------------------------
        Total Income                                    10,458           12,217
                                                      -------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                        43               34
        Management and Administrative                      389              287
        Marketing and Distribution                          90               52
    Custodian Fees                                           7                5
    Auditing Fees                                            7                7
    Shareholders' Reports                                    4                3
    Annual Meeting and Proxy Costs                           1                1
    Trustees' Fees and Expenses                              1               --
                                                      -------------------------
        Total Expenses                                     542              389
        Expenses Paid Indirectly--Note C                    (7)              (5)
                                                      -------------------------
        Net Expenses                                       535              384
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    9,923           11,833
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                               4              167
    Futures Contracts                                       --             (402)
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                     4             (235)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                   --            2,595
    Futures Contracts                                       --              (28)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            --            2,567
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 9,927          $14,165
===============================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                     MONEY MARKET                 INSURED LONG-TERM
                                                       PORTFOLIO                      PORTFOLIO
                                               ------------------------         ---------------------
                                                                YEAR ENDED NOVEMBER 30,
                                               ------------------------------------------------------
                                                    1997           1996           1997           1996
                                                   (000)          (000)          (000)          (000)
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                      $   9,923      $   6,844      $  11,833      $  10,760
    Realized Net Gain (Loss)                           4             --           (235)         1,004
    Change in Unrealized Appreciation
        (Depreciation)                                --             --          2,567           (118)
                                               ------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations              9,927          6,844         14,165         11,646
                                               ------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                         (9,923)        (6,844)       (11,833)       (10,760)
    Realized Capital Gain                             --             --         (1,114)            --
                                               ------------------------------------------------------
        Total Distributions                       (9,923)        (6,844)       (12,947)       (10,760)
                                               ------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                       307,260        247,383         60,331         45,385
    Issued in Lieu of Cash Distributions           8,528          6,250          9,339          7,733
    Redeemed                                    (271,321)      (177,257)       (34,336)       (34,509)
                                               ------------------------------------------------------
        Net Increase from
            Capital Share Transactions            44,467         76,376         35,334         18,609
-----------------------------------------------------------------------------------------------------
    Total Increase                                44,471         76,376         36,552         19,495
-----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                            253,960        177,584        216,451        196,956
                                               ------------------------------------------------------
    End of Year                                $ 298,431      $ 253,960      $ 253,003      $ 216,451
=====================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                       307,260        247,383          5,219          3,954
    Issued in Lieu of Cash Distributions           8,528          6,250            808            674
    Redeemed                                    (271,321)      (177,257)        (2,978)        (3,016)
                                               ------------------------------------------------------
        Net Increase in Shares Outstanding        44,467         76,376          3,049          1,612
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

------------------------------------------------------------------------------------------------------------------------
                                                                                MONEY MARKET PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                              ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994        1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $1.00         $1.00       $1.00        $1.00        $1.00
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .034          .034        .037         .026         .023
    Net Realized and Unrealized Gain (Loss) on Investments       --            --          --           --           --
                                                              ----------------------------------------------------------
        Total from Investment Operations                       .034          .034        .037         .026         .023
                                                              ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.034)        (.034)      (.037)       (.026)       (.023)
    Distributions from Realized Capital Gains                    --           --           --           --           --
                                                              ----------------------------------------------------------
        Total Distributions                                   (.034)        (.034)      (.037)       (.026)       (.023)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $1.00         $1.00       $1.00        $1.00        $1.00
========================================================================================================================

TOTAL RETURN                                                  3.49%         3.42%       3.78%        2.58%        2.37%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                         $298          $254        $178         $147         $132
    Ratio of Total Expenses to Average Net Assets             0.19%         0.20%       0.21%        0.23%        0.21%
    Ratio of Net Investment Income to Average Net Assets      3.43%         3.36%       3.71%        2.56%        2.34%
    Portfolio Turnover Rate                                     N/A           N/A         N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                              INSURED LONG-TERM PORTFOLIO
                                                                                YEAR ENDED NOVEMBER 30,
                                                           -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 1997         1996         1995         1994         1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $11.67       $11.63       $10.28       $11.61       $11.07
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

    Net Investment Income                                    .598         .603         .610         .599         .608
    Net Realized and Unrealized Gain (Loss) on Investments   .110         .040        1.350       (1.298)        .685
                                                          --------------------------------------------------------------
        Total from Investment Operations                     .708         .643        1.960        (.699)       1.293
                                                          ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                    (.598)       (.603)       (.610)       (.599)       (.608)
    Distributions from Realized Capital Gains               (.060)           --          --        (.032)       (.145)
                                                          --------------------------------------------------------------
        Total Distributions                                 (.658)       (.603)       (.610)       (.631)       (.753)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $11.72       $11.67       $11.63       $10.28       $11.61
========================================================================================================================

TOTAL RETURN                                                6.30%        5.75%       19.45%       -6.29%       12.03%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $253         $216         $197         $149         $166
    Ratio of Total Expenses to Average Net Assets           0.17%        0.20%        0.21%        0.23%        0.21%
    Ratio of Net Investment Income to Average Net Assets    5.17%        5.26%        5.45%        5.38%        5.29%
    Portfolio Turnover Rate                                   14%          17%           7%          16%          10%
------------------------------------------------------------------------------------------------------------------------

                                       21

NOTES TO FINANCIAL STATEMENTS

Vanguard Ohio Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

   2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

   Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

   4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

   5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1997, the Fund had contributed capital aggregating $37,000 to Vanguard (included in Other Assets), representing 0.2% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1997, custodian fee offset arrangements reduced expenses of the Money Market and Insured Long-Term Portfolios by $7,000 and $5,000, respectively.

D. During the year ended November 30, 1997, the Insured Long-Term Portfolio purchased $71,646,000 of investment securities and sold $31,342,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital losses available at November 30, 1997, to offset future capital gains:

-------------------------------------------------------------------
                                         CAPITAL LOSS
                           ----------------------------------------
                                                   EXPIRATION
                               AMOUNT          FISCAL YEAR(S)ENDING
PORTFOLIO                       (000)             NOVEMBER 30,
-------------------------------------------------------------------
Money Market                   $  (4)               2002-2004
Insured Long-Term               (157)                 2005
-------------------------------------------------------------------

F. At November 30, 1997, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $13,209,000, consisting of unrealized gains of $13,224,000 on securities that had risen in value since their purchase and $15,000 in unrealized losses on securities that had fallen in value since their purchase.

   At November 30, 1997, the aggregate settlement value of open futures contracts expiring in March 1998 and the related unrealized depreciation were:

--------------------------------------------------------------------------
                                                          (000)
                                              ----------------------------
                                 NUMBER OF     AGGREGATE
                                   SHORT      SETTLEMENT      UNREALIZED
PORTFOLIO/FUTURES CONTRACTS      CONTRACTS       VALUE       DEPRECIATION
--------------------------------------------------------------------------
Insured Long-Term/
 U.S. Treasury Bond                 25         $2,976            $(6)
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

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard Ohio Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio and Insured Long-Term Portfolio (constituting Vanguard Ohio Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1998




SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD OHIO TAX-FREE FUND

This information for the fiscal year ended November 30, 1997, is included pursuant to provisions of the Internal Revenue Code.

   Each Portfolio designates 100% of its income dividends as exempt-interest dividends.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is
    the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                           VANGUARD FAMILY OF FUNDS

STOCK FUNDS

Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees'Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS

Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS

Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)



Q960-11/97

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.